Exhibit 5.1

355 South Grand Avenue
Los Angeles, California 90071-1560
Tel: +1.213.485.1234 Fax: +1.213.891.8763
www.lw.com

FIRM / AFFILIATE OFFICES
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November 2, 2016

Kennedy-Wilson Holdings, Inc.
and
Kennedy-Wilson, Inc.
151 S. El Camino Drive
Beverly Hills, CA 90212

Re:	Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as special counsel to Kennedy-Wilson Holdings, Inc., a Delaware corporation (“KWH”), and Kennedy-Wilson, Inc., a Delaware corporation (“KW”), in connection with the registration statement (the “Registration Statement”) on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), to be filed with the Securities and Exchange Commission (the “Commission”) on or about November 2, 2016, registering the offer and sale, from time to time, of: (i) shares of common stock, par value $0.0001 per share, of KWH (the “Common Stock”); (ii) one or more series of preferred stock, par value $0.0001 per share, of KWH (the “Preferred Stock”); (iii) warrants of KWH to purchase Common Stock or Preferred Stock (the “Warrants”); (iv) one or more new series of debt securities of KWH (the “KWH Debt Securities”) to be issued pursuant to an Indenture, in the form incorporated by reference as Exhibit 4.3 to the Registration Statement, to be entered into between KWH and the trustee party thereto (the “KWH Trustee”), and one or more supplements thereto, officer’s certificates thereunder or resolutions of the Board of Directors of KWH, in each case establishing the terms of each such series (collectively, the “KWH Indenture”); (v) one or more new series of debt securities of KW (the “KW New Debt Securities”) to be issued pursuant to either (x) that certain Indenture (the “KW Existing 2012 Base Indenture”), dated as of November 28, 2012, between KW and Wilmington Trust, National Association, as trustee (“Wilmington”), in the form filed as Exhibit 4.4 to the Registration Statement, and one or more supplements thereto, officer’s certificates thereunder or resolutions of the Board of Directors of KW, in each case establishing the terms of each such series; (y) that certain Indenture (the “KW Existing 2014 Base Indenture”), dated as of March 25, 2014, between KW and Wilmington, as trustee, in the form incorporated by reference as Exhibit 4.19 to the Registration Statement, and one or more supplements thereto, officer’s certificates thereunder or resolutions of the Board of Directors of KW, in each case establishing the terms of each such series; or (z) an Indenture, in the form incorporated by reference as Exhibit 4.3 to the Registration Statement, to be entered into between KW and the trustee party thereto (such trustee, or Wilmington, as applicable, the “KW Trustee”), and one or more supplements thereto, officer’s certificates thereunder or resolutions of the Board

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of Directors of KW, in each case establishing the terms of each such series (such indenture, the KW Existing 2012 Base Indenture or the KW Existing 2014 Base Indenture, as applicable, in each case together with the applicable supplement(s), officer’s certificate(s) or resolutions, collectively, the “KW New Debt Indenture”); (vi) a series of debt securities of KW titled the “7.75% Senior Notes due 2042” (the “2042 Notes”) to be issued pursuant to the KW Existing 2012 Base Indenture, as supplemented by that certain Supplemental Indenture No. 1 thereto (the “2042 Note Supplemental Indenture”), dated as of November 28, 2012, among KW, KWH, the subsidiary guarantors party thereto and Wilmington, as trustee, in the form incorporated by reference as Exhibit 4.5 to the Registration Statement, as the same may be further supplemented from time to time (the KW Existing 2012 Base Indenture, as so supplemented, the “2042 Note Indenture”); (vii) a series of debt securities of KW titled the “5.875% Senior Notes due 2024” (the “2024 Notes”; and the 2024 Notes, together with the 2042 Notes and KW New Debt Securities, collectively, the “KW Debt Securities”; and the KW Debt Securities, together with the KWH Debt Securities, collectively, the “Debt Securities”) to be issued pursuant to the KW Existing 2014 Base Indenture, as supplemented by that certain Supplemental Indenture No. 1 thereto (the “2024 Note Supplemental Indenture”), dated as of March 25, 2014, among KW, KWH, the subsidiary guarantors party thereto and Wilmington, as trustee, in the form incorporated by reference as Exhibit 4.20 to the Registration Statement, as the same may be further supplemented from time to time (the KW Existing 2014 Base Indenture, as so supplemented, the “2024 Note Indenture”; and the 2024 Note Indenture, together with the 2042 Note Indenture and the KW New Debt Indenture, collectively, the “KW Indenture”; and the KW Indenture, together with the KWH Indenture, collectively, the “Indentures”); (viii) guarantees of the KWH Debt Securities (the “KWH Debt Guarantees”), by one or more of the entities identified in Schedule A hereto and KW (collectively, the “KWH Debt Guarantors”), to be issued pursuant to the KWH Indenture; and (ix) guarantees of the KW Debt Securities (the “KW Debt Guarantees”; and the KW Debt Guarantees, together with the KWH Debt Guarantees, collectively, the “Guarantees”), by one or more of the entities identified in Schedule A hereto and KWH (collectively, the “KW Debt Guarantors”; and the KW Debt Guarantors, together with the KWH Debt Guarantors, the “Guarantors”), to be issued pursuant to the applicable KW Indenture. The Common Stock, Preferred Stock, Warrants, Debt Securities and Guarantees are herein referred to as the “Securities.” The KWH Debt Securities may be convertible into shares of Common Stock or Preferred Stock. The Warrants may be issued under one or more warrant agreements (each, a “Warrant Agreement”) between KWH and the party to be identified therein as the warrant agent. The Securities will be offered on a continuous or delayed basis pursuant to the provisions of Rule 415 under the Securities Act.

You have provided us with a draft of the Registration Statement in the form in which it will be filed, which includes a form of prospectus (the “Prospectus”). The Prospectus provides that it will be supplemented in the future by one or more supplements to the Prospectus (each, a “Prospectus Supplement”) in connection with each offering of Securities. This opinion is being furnished in connection with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act. No opinion is expressed herein as to any matter pertaining to the contents of the Registration Statement, the Prospectus or any Prospectus Supplement, other than as expressly stated herein with respect to the issue of the Securities.

November 2, 2016

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter. We have examined, among other things, facsimile executed counterparts of the KW Existing 2012 Base Indenture, the KW Existing 2014 Base Indenture, the 2042 Note Supplemental Indenture and the 2024 Note Supplemental Indenture. With your consent, we have relied upon certificates and other assurances of officers of KWH, KW, the Guarantors and others as to factual matters, without having independently verified such factual matters. In our capacity as your special counsel in connection with the Registration Statement, we have been advised of the proceedings taken and proposed to be taken by you and the Guarantors in connection with the authorization of the Indentures and Warrant Agreements and the issuance and sale of the Securities. For the purposes of this opinion, we have assumed that such proceedings to be taken in the future will be completed timely in the manner presently proposed and that the terms of each issuance of Securities will otherwise be in compliance with law.

We are opining herein as to the internal laws of the State of New York (and, with respect to our opinions in numbered paragraphs 1, 2, 4 and 7 below, the General Corporation Law of the state of Delaware), and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction (or, in the case of Delaware, any other laws) or as to any matters of municipal law or the laws of any local agencies within any state. Various matters concerning the laws of the States of California, Delaware and Illinois are addressed in the letter of Kulik, Gottesman, Siegel & Ware, LLP, which has been separately provided to you. We express no opinion with respect to those matters herein, and, to the extent elements of those opinions are necessary to the conclusions expressed herein, we have, with your consent, assumed such matters.

Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

(1)	When an issuance of Common Stock has been duly authorized by all necessary corporate action of KWH, upon issuance, delivery and payment therefor in an amount not less than the par value thereof in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate action, such shares of Common Stock will be validly issued, fully paid and non-assessable.

(2)	When a series of Preferred Stock has been duly established in accordance with the terms of KWH’s Amended and Restated Certificate of Incorporation and authorized by all necessary corporate action of KWH, and upon issuance, delivery and payment therefor in an amount not less than the par value thereof in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate action, such shares of such series of Preferred Stock will be validly issued, fully paid and non-assessable.

(3)

When the applicable Warrant Agreement has been duly authorized by all necessary corporate action of KWH and duly executed and delivered, and when the specific terms of a particular issuance of Warrants have been duly established in accordance with such Warrant Agreement and authorized by all necessary corporate action of KWH, and the

November 2, 2016

Warrants have been duly executed, issued and delivered against payment therefor in accordance with such Warrant Agreement and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate action (assuming the securities issuable upon exercise of the Warrants have been duly authorized and reserved for issuance by all necessary corporate action of KWH), the Warrants will be legally valid and binding obligations of KWH, enforceable against KWH in accordance with their terms.

(4)	When the applicable Warrant Agreement has been duly authorized by all necessary corporate action of KWH and duly executed and delivered, and when the specific terms of a particular issuance of Warrants have been duly established in accordance with such Warrant Agreement and authorized by all necessary corporate action of KWH, and when the Warrants have been duly executed, issued and delivered against payment therefor in accordance with such Warrant Agreement and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate action (assuming the securities issuable upon exercise of the Warrants have been duly authorized and reserved for issuance by all necessary corporate action of KWH), and when certificates in due form representing the Common Stock or Preferred Stock, as applicable, reserved for issuance upon exercise of such Warrants have been manually signed by authorized officers of KWH and the transfer agent and registrar therefor, and have been delivered in accordance with the terms of the authorization thereof and the Warrants and such Warrant Agreement upon exercise of such Warrants, such shares of Common Stock or Preferred Stock, as applicable, will be validly issued, fully paid, and non-assessable.

(5)	When the KWH Indenture has been duly authorized by all necessary corporate action of KWH and duly executed and delivered, and when the specific terms of a particular series of KWH Debt Securities have been duly established in accordance with such KWH Indenture, and such establishment and the issuance of such KWH Debt Securities have been authorized by all necessary corporate action of KWH, and such KWH Debt Securities have been duly executed and issued by KWH, duly authenticated by the KWH Trustee and duly delivered by or on behalf of KWH against payment therefor in accordance with the KWH Indenture and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate action, such KWH Debt Securities will be legally valid and binding obligations of KWH, enforceable against KWH in accordance with their terms.

(6)

When the KWH Indenture has been duly authorized by all necessary corporate action of KWH and duly executed and delivered, and when the specific terms of a particular series of KWH Debt Securities have been duly established in accordance with such KWH Indenture, and such establishment and the issuance of such KWH Debt Securities have been authorized by all necessary corporate action of KWH, and such KWH Debt Securities have been duly executed and issued by KWH, duly authenticated by the KWH Trustee and duly delivered by or on behalf of KWH against payment therefor in accordance with the KWH Indenture and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such

November 2, 2016

corporate action, and when the specific terms of a particular KWH Debt Guarantee of such series of KWH Debt Securities by a KWH Debt Guarantor have been duly established in accordance with such KWH Indenture and authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, of such KWH Debt Guarantor, and when a supplement to the KWH Indenture providing for such KWH Debt Guarantee has been duly authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, of such KWH Debt Guarantor and KWH and duly executed and delivered, and when such KWH Debt Guarantee has been duly executed, issued and delivered in accordance with the KWH Indenture and such supplement and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate, limited liability company or limited partnership action, as applicable, such KWH Debt Guarantee will be a legally valid and binding obligation of such KWH Debt Guarantor, enforceable against such KWH Debt Guarantor in accordance with its terms.

(7)	When the KWH Indenture has been duly authorized by all necessary corporate action of KWH and duly executed and delivered, and when the specific terms of a particular series of KWH Debt Securities have been duly established in accordance with such KWH Indenture, and such establishment and the issuance of such KWH Debt Securities have been authorized by all necessary corporate action of KWH, and such KWH Debt Securities have been duly executed and issued by KWH, duly authenticated by the KWH Trustee and duly delivered by or on behalf of KWH against payment therefor in accordance with the KWH Indenture and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate action (assuming the shares of Common Stock or Preferred Stock, as applicable, issuable upon conversion of such KWH Debt Securities has been duly authorized and reserved for issuance by all necessary corporate action of KWH), and when certificates in due form representing the Common Stock or Preferred Stock, as applicable, reserved for issuance upon conversion of such KWH Debt Securities have been manually signed by authorized officers of KWH and the transfer agent and registrar therefor, and have been delivered in accordance with the terms of the authorization thereof and the KWH Indenture and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement upon conversion of such KWH Debt Securities in a principal amount not less than the par value of such shares of Common Stock or Preferred Stock, as applicable, to be issued upon such conversion, such shares of Common Stock or Preferred Stock, as applicable, will be validly issued, fully paid, and nonassessable.

(8)

When the applicable KW Indenture has been duly authorized by all necessary corporate action of KW and duly executed and delivered, and when the specific terms of a particular series of KW Debt Securities have been duly established in accordance with such KW Indenture, and such establishment and the issuance of such KW Debt Securities have been authorized by all necessary corporate action of KW, and such KW Debt Securities have been duly executed and issued by KW, duly authenticated by the applicable KW Trustee and duly delivered by or on behalf of KW against payment therefor in accordance with such KW Indenture and in the manner contemplated by the

November 2, 2016

Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate action, such KW New Debt Securities will be legally valid and binding obligations of KW, enforceable against KW in accordance with their terms.

(9)	When the applicable KW Indenture has been duly authorized by all necessary corporate action of KW and duly executed and delivered, and when the specific terms of a particular series of KW Debt Securities have been duly established in accordance with such KW Indenture, and such establishment and the issuance of such KW Debt Securities have been authorized by all necessary corporate action of KW, and such KW Debt Securities have been duly executed and issued by KW, duly authenticated by the applicable KW Trustee and duly delivered by or on behalf of KW against payment therefor in accordance with such KW Indenture and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate action, and when the specific terms of a particular KW Debt Guarantee of such series of KW New Debt Securities by a KW Debt Guarantor have been duly established in accordance with such KW Indenture and authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, of such KW Debt Guarantor, and when a supplement to such KW Indenture providing for such KW Guarantee has been duly authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, of such KW Debt Guarantor and KW and duly executed and delivered, and when such KW Guarantee has been duly executed, issued and delivered in accordance with such KW Indenture and such supplement and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate, limited liability company or limited partnership action, as applicable, such KW Guarantee will be a legally valid and binding obligation of such KW Debt Guarantor, enforceable against such KW Debt Guarantor in accordance with its terms.

(10)	When the issuance of 2042 Notes or 2024 Notes pursuant to the Registration Statement has been authorized by all necessary corporate action of KW, and such 2042 Notes or 2024 Notes, as applicable, have been duly executed and issued by KW, duly authenticated by the applicable KW Trustee and duly delivered by or on behalf of KW against payment therefor in accordance with the 2042 Note Indenture or the 2024 Note Indenture, as applicable, and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate action, such 2042 Notes or 2024 Notes, as applicable, will be legally valid and binding obligations of KW, enforceable against KW in accordance with their terms.

(11)

When the issuance of 2042 Notes or 2024 Notes pursuant to the Registration Statement has been authorized by all necessary corporate action of KW, and such 2042 Notes or 2024 Notes, as applicable, have been duly executed and issued by KW, duly authenticated by the applicable KW Trustee and duly delivered by or on behalf of KW against payment therefor in accordance with the 2042 Note Indenture or the 2024 Note Indenture, as applicable, and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate action, and when the specific terms of a particular KW Debt Guarantee of such 2042 Notes or

November 2, 2016

2024 Notes, as applicable, by a KW Debt Guarantor have been duly established in accordance with the 2042 Note Indenture or the 2024 Note Indenture, as applicable, and authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, of such KW Debt Guarantor, and when any necessary supplement to the 2042 Note Indenture or the 2024 Note Indenture, as applicable, providing for such KW Debt Guarantee has been duly authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, of such KW Debt Guarantor and KW and duly executed and delivered, and when such KW Debt Guarantee has been duly executed, issued and delivered in accordance with the 2042 Note Indenture or the 2024 Note Indenture, as applicable, and any such supplement and in the manner contemplated by the Registration Statement, the Prospectus and the applicable Prospectus Supplement and by such corporate, limited liability company or limited partnership action, as applicable, such KW Debt Guarantee will be a legally valid and binding obligation of such KW Debt Guarantor, enforceable against such KW Debt Guarantor in accordance with its terms.

Our opinions are subject to: (i) the effect of bankruptcy, insolvency, reorganization, preference, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which a proceeding is brought; and (iii) the invalidity under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy. We express no opinion as to (a) any provision for liquidated damages, default interest, late charges, monetary penalties, make-whole premiums or other economic remedies to the extent such provisions are deemed to constitute a penalty; (b) consents to, or restrictions upon, governing law, jurisdiction, venue, arbitration, remedies or judicial relief; (c) waivers of rights or defenses, including those contained in Section 4.4 of the KW Existing 2012 Base Indenture and Section 4.4 of the KW Existing 2014 Base Indenture; (d) any provision requiring the payment of attorneys’ fees, where such payment is contrary to law or public policy; (e) any provision permitting, upon acceleration of any Debt Security, collection of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon; (f) the creation, validity, attachment, perfection or priority of any lien or security interest; (g) advance waivers of claims, defenses, rights granted by law or notice, opportunity for hearing, evidentiary requirements, statutes of limitation, trial by jury or at law or other procedural rights; (h) waivers of broadly or vaguely stated rights; (i) provisions for exclusivity, election or cumulation of rights or remedies; (j) provisions authorizing or validating conclusive or discretionary determinations; (k) grants of setoff rights; (l) proxies, powers and trusts; (m) provisions prohibiting, restricting or requiring consent to assignment or transfer of any right or property; (n) provisions purporting to make a guarantor primarily liable rather than as a surety; (o) provisions purporting to waive modifications of any guaranteed obligation to the extent such modification constitutes a novation; (p) any provision to the extent it requires that a claim with respect to a security denominated in other than U.S. dollars (or a judgment in respect of such a claim) be converted into U.S. dollars at a rate of exchange at a particular date, to the extent applicable law otherwise provides; and (q) the severability, if invalid, of provisions to the foregoing effect.

November 2, 2016

With your consent, we have assumed that (i) each of the Warrants, Debt Securities and Guarantees, and the Warrant Agreements and Indentures, and supplements to the foregoing, and other agreements or instruments governing the Securities (collectively, the “Documents”) will be governed by the internal laws of the State of New York; (ii) each of the Documents have been or will be duly authorized, executed and delivered by the parties thereto; (iii) each of the Documents constitute or will constitute legally valid and binding obligations of the parties thereto other than KWH, KW and the Guarantor parties thereto, enforceable against each of them in accordance with their respective terms; and (iv) the status of each of the Documents as legally valid and binding obligations of the parties will not be affected by any (a) breaches of, or defaults under, agreements or instruments; (b) violations of statutes, rules, regulations or court or governmental orders; or (c) failures to obtain required consents, approvals or authorizations from, or to make required registrations, declarations or filings with, governmental authorities.

This opinion is for your benefit in connection with the Registration Statement and may be relied upon by you and by persons entitled to rely upon it pursuant to the applicable provisions of the Securities Act. We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm contained in the Prospectus under the heading “Legal Matters.” In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.

Very truly yours,

/s/ Latham & Watkins LLP

November 2, 2016

Schedule A

Guarantors (Other than KWH and KW)

1.	Kennedy-Wilson Holdings, Inc., a Delaware corporation
2.	Kennedy-Wilson Properties, Ltd., a Delaware corporation
3.	Kennedy-Wilson Property Services, Inc., a Delaware corporation
4.	Kennedy-Wilson Property Services II, Inc., a Delaware corporation
5.	Kennedy Wilson Property Services III, L.P., a Delaware limited partnership
6.	Kennedy-Wilson Property Equity, Inc., a Delaware corporation
7.	Kennedy-Wilson Property Equity II, Inc., a Delaware corporation
8.	Kennedy-Wilson Property Special Equity, Inc., a Delaware corporation
9.	Kennedy-Wilson Property Special Equity II, Inc., a Delaware corporation
10.	Kennedy Wilson Property Special Equity III, LLC, a Delaware limited liability company
11.	K-W Properties, a California corporation
12.	Kennedy Wilson Property Services III GP, LLC, a Delaware limited liability company
13.	KW BASGF II Manager, LLC, a Delaware limited liability company
14.	KWF Investors I, LLC, a Delaware limited liability company
15.	KWF Investors II, LLC, a Delaware limited liability company
16.	KWF Investors III, LLC, a Delaware limited liability company
17.	KWF Manager I, LLC, a Delaware limited liability company
18.	KWF Manager II, LLC, a Delaware limited liability company
19.	KWF Manager III, LLC, a Delaware limited liability company
20.	Kennedy Wilson Overseas Investments, Inc., a Delaware corporation
21.	Fairways 340 Corp., a Delaware corporation
22.	KW—Richmond, LLC, a Delaware limited liability company
23.	SG KW Venture I Manager LLC, a Delaware limited liability company
24.	KW Loan Partners I LLC, a Delaware limited liability company
25.	KW Loan Partners II LLC, a California limited liability company
26.	KW Summer House Manager, LLC, a Delaware limited liability company
27.	KW Montclair, LLC, a Delaware limited liability company
28.	KW Blossom Hill Manager, LLC, a Delaware limited liability company
29.	KW Serenade Manager, LLC, a Delaware limited liability company
30.	K-W Santiago Inc., a California corporation
31.	KW Redmond Manager, LLC, a Delaware limited liability company
32.	Dillingham Ranch Aina LLC, a Delaware limited liability company
33.	68-540 Farrington, LLC, a Delaware limited liability company
34.	KW Dillingham Aina LLC, a Delaware limited liability company
35.	Kennedy Wilson Fund Management Group, LLC, a California limited liability company
36.	Kennedy-Wilson International, a California corporation
37.	Kennedy- Wilson Tech, Ltd., a California corporation
38.	KWP Financial I, a California corporation
39.	Kennedy-Wilson Properties, LTD., an Illinois corporation
40.	Kennedy Wilson Auction Group Inc., a California corporation

November 2, 2016

41.	KWF Manager IV, LLC, a Delaware limited liability company
42.	KWF Manager V, LLC, a Delaware limited liability company
43.	KW Ireland, LLC, a Delaware limited liability company
44.	Kennedy Wilson Property Equity IV, LLC, a Delaware limited liability company
45.	Kennedy Wilson Real Estate Sales & Marketing, a California corporation
46.	KW Telstar Partners, LLC, a Delaware limited liability company
47.	KWF Investors IV, LLC, a Delaware limited liability company
48.	KWF Investors V, LLC, a Delaware limited liability company
49.	Meyers Research, LLC, a Delaware limited liability company
50.	KW Armacost, LLC, a Delaware limited liability company
51.	Santa Maria Land Partners Manager, LLC, a Delaware limited liability company
52.	KW Investment Adviser, LLC, a Delaware limited liability company
53.	Kennedy-Wilson Capital, a California corporation
54.	KW Captowers Partners, LLC, a Delaware limited liability company
55.	KW Four Points, LLC, a Delaware limited liability company
56.	KW Loan Partners VII, LLC, a Delaware limited liability company
57.	KWF Investors VII, LLC, a Delaware limited liability company
58.	KWF Manager VII, LLC, a Delaware limited liability company
59.	KW Residential Capital, LLC, a Delaware limited liability company
60.	KW Boise Plaza, LLC, a Delaware limited liability company
61.	KW Loan Partners VIII, LLC, a Delaware limited liability company
62.	Kennedy Wilson Property Services IV, L.P., a Delaware limited partnership
63.	Kennedy Wilson Property Services IV GP, LLC, a Delaware limited liability company
64.	KW/CV Third-Pacific Manager, LLC, a Delaware limited liability company
65.	KW EU Loan Partners II, LLC, a Delaware limited liability company
66.	KWF Investors VIII, LLC, a Delaware limited liability company
67.	KWF Manager VIII, LLC, a Delaware limited liability company
68.	KW 1200 Main, LLC, a Delaware limited liability company
69.	KW Harrington LLC, a Delaware limited liability company
70.	KW 5200 Lankershim Manager, LLC, a Delaware limited liability company
71.	KWF Manager X, LLC, a Delaware limited liability company
72.	KWF Manager XI, LLC, a Delaware limited liability company
73.	KWF Manager XII, LLC, a Delaware limited liability company
74.	KW Real Estate Venture XIII, LLC, a Delaware limited liability company
75.	KWF Manager XIII, LLC, a Delaware limited liability company
76.	KWF Manager XV, LLC, a Delaware limited liability company
77.	KW EU Loan Partners III, LLC, a Delaware limited liability company
78.	KW EU Investors I, LLC, a Delaware limited liability company
79.	KW Richfield Plaza, LLC, a Delaware limited liability company
80.	KW Currier Square Shopping Center, LLC, a Delaware limited liability company
81.	KW Creekview Shopping Center, LLC, a Delaware limited liability company
82.	KW Securities, LLC, a Delaware limited liability company
83.	KW Victory Land Loan, LLC, a Delaware limited liability company
84.	KW Victory Plaza Loan, LLC, a Delaware limited liability company

November 2, 2016

85.	Country Ridge IX, LLC, a Delaware limited liability company
86.	KW EU Investors VIII, LLC, a Delaware limited liability company
87.	KW Park Santa Fe, LLC, a Delaware limited liability company
88.	KW Cypress, LLC, a Delaware limited liability company
89.	KW Tacoma Condos, LLC, a Delaware limited liability company
90.	KW Desert Ramrod Sponsor, LLC, a Delaware limited liability company
91.	KW Red Cliff Shopping Center, LLC, a Delaware limited liability company
92.	KW Holiday Village Shopping Center, LLC, a Delaware limited liability company
93.	KW 9350 Civic Center Drive, LLC, a Delaware limited liability company
94.	KW Taylor Yard 55, LLC, a Delaware limited liability company
95.	KW Hilltop Manager II, LLC, a Delaware limited liability company
96.	KW Bozeman Investors, LLC, a Delaware limited liability company
97.	KW One Baxter Way GP, LLC, a Delaware limited liability company